SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [  ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                     Project Software and Development, Inc.
                (Name of Registrant as Specified in its Charter)

                                Robert L. Daniels
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[X] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ____________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ____________________________________________

     3)   Filing Party:

          ____________________________________________

     4)   Date Filed:

          ____________________________________________


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                           PRELIMINARY PROXY STATEMENT

                                ROBERT L. DANIELS
                               20 University Road
                               Cambridge, MA 02138

                                      * * *

                                 PROXY STATEMENT
                   IN SUPPORT OF ELECTION OF ALAN L. STANZLER
                                AS A DIRECTOR OF
                      PROJECT SOFTWARE & DEVELOPMENT, INC.

                                  INTRODUCTION

     This Proxy Statement and the enclosed BLUE Proxy card are being furnished by Robert L. Daniels ("Daniels") in connection with his solicitation of proxies for use at the Annual Meeting of Shareholders of Project Software & Development, Inc., a Massachusetts corporation (the "Company"), scheduled to be held at [______________________________] on Tuesday, February 10, 1998 at 10:00 a.m., or
any adjournment or postponement thereof (the "Annual Meeting"). The Company's principal executive offices are at 100 Crosby Drive, Bedford Massachusetts 01730.

     Mr. Daniels, who, together with members of his family, owns 33.4% of the Company's common stock, is seeking your vote for the election of Alan L. Stanzler as a Class II director of the Company.

     The Company has set December 15, 1997 as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. This Proxy Statement and the BLUE Proxy card are first being sent to shareholders of the Company on or about January ___, 1998. According to the Company's Form 10-K for the fiscal year ended September 30, 1997, as of the Record Date there were outstanding 9,882,071 shares of common stock, par value $.01 per share (the "Common Stock"), the only class entitled to vote at the Annual Meeting.

     In August 1996, the board of directors over Mr. Daniels' objection elected to divide the Company's board of directors into three classes referred to as Class I, Class II and Class III. Currently, Mr. Daniels and David Sample are the sole Class I directors, whose terms expire at the annual meeting following the end of the Company's 1999 fiscal year, and Norman E. Drapeau, Jr. and William G. Nelson are Class III directors, whose terms expire at the annual meeting following the Company's 1998 fiscal year. The term of the sole Class II director,

Charles Jones, will expire at the Annual Meeting. He has announced that he will not stand for re-election. As the term of each class expires, a successor director or directors for that Class are elected at the annual meeting of stockholders for that year to hold office for a term of three years. The Director elected at the Annual Meeting will serve for a term of three years and until his successor is duly elected and qualified.

     Holders of record of Common Stock on the Record Date are entitled to one vote per share on all matters that may properly come before the Annual Meeting. Shareholders may not cumulate their votes for the election of directors.

                        VOTING AND REVOCATION OF PROXIES

     The proxies solicited by Mr. Daniels will be voted at the Annual Meeting as directed by shareholders. If no direction is indicated, the proxy holders named in the accompanying BLUE proxy card intend to vote "FOR" Alan L. Stanzler and "FOR" the appointment of Coopers & Lybrand as Auditors.

     Mr. Daniels is not aware of any matter other than the election of directors and the appointment of auditors which is to be presented for action at the Annual Meeting. Should any other business properly come before the Meeting, Mr. Daniels' BLUE proxy card confers upon the persons entitled to vote the shares represented thereby discretionary authority to vote in respect of any such other business in accordance with their judgment.

     Execution and delivery of a proxy card will not affect a shareholder's right to attend the Annual Meeting and vote in person. A shareholder in whose name shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by presentation of a later dated proxy or by attending the meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Annual Meeting, however, will not and of itself revoke a proxy.

     A shareholder who is a beneficial owner but not a registered owner as of the Record Date, cannot vote his or her shares except by the shareholder's broker, bank or nominee executing a proxy on his or her behalf. Your broker, bank or other nominee cannot vote your stock without your specific instructions.

     Whether or not you plan to attend the Annual Meeting, please sign, mark and date the enclosed BLUE proxy card and return it in the accompanying envelope as soon as possible. Sign your BLUE proxy card exactly as your name appears on the label.

ELECTION OF DIRECTORS

     Certain information regarding Alan L. Stanzler, Mr. Daniels' nominee for election as a Class II Director, and a summary of his transaction history in the Company's securities during the prior two years is set forth below.

     Mr. Stanzler was a director of the Company from June 1992 until March 1994, and was Clerk of the Company from May 1990 until September 1996. Mr. Stanzler is 54 years old. Mr. Stanzler's business address is One Boston Place, Boston, MA 02108. Mr. Stanzler has consented to being named in this Proxy Statement and to serving as a director if elected.

     Since July 1, 1995, Mr. Stanzler has been a member of the law firm of Davis Maim & D'Agostine, P.C., One Boston Place, Boston, MA 02108. From 1978 through June 30, 1995, Mr. Stanzler was a partner at the law firm of Finnegan & Stanzler, P.C. in Boston, MA.

     Mr. Stanzler beneficially owns 143,000 shares of the Company's common stock including 37,500, 45,000 and 37,500, respectively as Trustee of The Kenneth L. Daniels Irrevocable Trust, The Gregory J. Daniels Irrevocable Trust and The Marc
D. Daniels Irrevocable Trust; 9,000 shares underlying options granted under the Company's 1994 Stock Option Plan; and 14,000 shares underlying Stock Appreciation Rights ("SAR") granted by Robert L. Daniels exercisable for five years from December 8, 1997. Mr. Stanzler has sole voting power with respect to the shares owned by the Trusts.

     Mr. Stanzler has not purchased or sold any of the Company's securities within the past two years, except that on May 17, 1996, June 13, 1996, December 12, 1996, April 18, 1997 and June 18, 1997, he sold 3,000, 3,000, 3,000, 900 and
2,500 shares, respectively, and on April 3, 1997, April 21, 1997 and April 22, 1997 he purchased 1,000, 900 and 1,500 shares, respectively.

     Other than the SAR described above, Mr. Stanzler is not party to any contract, arrangement or understanding regarding the Securities of PSDI except that Mr. Daniels has agreed to indemnify Mr. Stanzler against certain liabilities, and to reimburse him for certain expenses, incurred in connection with the solicitation of proxies in support of efforts to elect Mr. Stanzler as a director of PSDI.

APPOINTMENT OF AUDITORS

                  The Company proposed the appointment of Coopers & Lybrand as auditors of the Company for the fiscal year 1998. Unless contrary instructions are given, the proxy holder plans to vote for this proposal.

                         DANIELS' SOLICITATION EXPENSES

     The expenses of preparing, printing and distributing this Proxy Statement, the accompanying form of proxy and any other soliciting materials of the Committee, and the expenses of soliciting proxies for the election of Alan L. Stanzler will be borne Robert L. Daniels. Such expenses are estimated to range from $100,000 to $200,000. In addition, Mr. Daniels has agreed to indemnify Mr. Stanzler in certain respects. Mr. Daniels' total expenditures incurred to date are approximately $___________.

     In addition to the use of the mails, solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications to or with shareholders or their personal representatives by Mr. Daniels and Mr. Stanzler, neither of whom will be compensated for such services. Copies of Mr. Daniels' solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and other nominees for forwarding to the beneficial owners of shares, and Mr. Daniels will reimburse them for their reasonable out-of-pocket expenses for forwarding such materials. Mr. Daniels has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies. It will be paid a fee of [$_________] for its services, and also reimbursed for its expenses. MacKenzie Partners will use approximately [___] persons in its solicitation efforts. It is anticipated that MacKenzie Partners will solicit proxies from individuals, brokers, bank nominees and other institutional holders in the manner described above.

                            CERTAIN OTHER INFORMATION

     Mr. Daniels, Susan Daniels and their three children have an ownership interest in 3,298,760 shares of the Company's common stock, representing approximately 33.4% of the outstanding shares as of December 15, 1997. Information concerning beneficial owners of more than 5% of the Company's outstanding shares of Common Stock as of such date by others is hereby incorporated by reference to the Company's proxy statement dated [____________]. Information concerning the security ownership of management as of such date is hereby incorporated by reference to the Company's proxy statement.

                              SHAREHOLDER PROPOSALS

     According to the Company's proxy statement filed with the Securities and Exchange Commission on January ___, 1998, shareholder proposals intended for presentation at the 1999 Annual Meeting of Shareholders must be received by the Company by October ___, 1998, if such proposals are to be considered for inclusion in the Proxy Statement and Form of Proxy for such Annual Meeting.

                       VOTE TODAY - ELECT ALAN L. STANZLER

     Your vote is extremely important. To support Mr. Daniels' effort to restore lost value, please sign and date the enclosed BLUE proxy card and mail it in the accompanying envelope, whether or not you plan to attend the Annual Meeting. Even if you have previously signed a [WHITE] management proxy card, you have the right to change your vote by delivering a later dated signed BLUE proxy card to Mr. Daniels. REMEMBER, ONLY YOUR LATEST DATED SIGNED PROXY CARD COUNTS!

     Shares in your name.

     No matter how many shares you own, vote "FOR" Mr. Daniels' nominee by marking, signing, dating and mailing the enclosed BLUE proxy card promptly. Please sign the BLUE proxy card exactly as your name appears on the label.

     Shares in Your Broker's Name.

     If you own shares registered in the name of a brokerage firm, you cannot vote your shares unless your broker receives your instructions. Please sign and date the enclosed BLUE proxy card and mail it as soon as possible in the envelope that has been provided by your broker, to be sure your shares are voted.

     Revoking Management's Proxy.

     You have every right to change your vote. If you have already voted on management's [WHITE] proxy card, you can change your vote by signing, dating and mailing the enclosed BLUE proxy card, which when received, will automatically revoke your earlier proxy.

     Questions and Assistance.

     If you have not received a BLUE proxy card, or have any questions or need assistance in voting, please call the Committee through its proxy soliciting agent:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                               New York, NY 10010
                                  212-929-5500

                                       OR

                           Call Toll-Free 800-322-2885
January ___, 1998

PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD, ANY PROXY PREVIOUSLY SIGNED BY YOU WILL BE AUTOMATICALLY REVOKED. REMEMBER, ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------
                                    IMPORTANT

     Please be sure your latest dated proxy is a BLUE proxy voting FOR Mr. Daniels' nominee. A later dated [white] proxy, even if marked "withhold authority" to vote for the management nominees, will revoke your vote for Mr. Daniels' nominee.

     Your latest dated proxy is the only one that counts.

     If you have any questions or need assistance in voting your shares, please call MacKenzie Partners, Inc., which is assisting Robert Daniels, toll-free at:
                                 (800) 322-2885
--------------------------------------------------------------------------------

                             PARTICIPANT INFORMATION

     In accordance with Schedule 14A adopted under the Securities Exchange Act of 1934, the following sets forth certain information regarding Robert L. Daniels, who has nominated Mr. Stanzler and has agreed to finance the cost of the solicitation of proxies in support of Mr. Stanzler's election.

     Mr. Daniels, age 55, is currently a director of the Company. His business address is 20 University Road, Cambridge, MA 02138. From 1968, when he founded the Company, until August 1996, Mr. Daniels served as chairman and chief executive officer of the Company. He also served as President from 1968 to May 1995. Between August 1996 and August 1997, Mr. Daniels served as Chairman of the Executive Committee of the Company's board of directors.

     Mr. Daniels is the beneficial owner of 3,155,760, which includes 2,038,758 shares owned by the 1996 Daniels Voting Trust Agreement. Mr. Daniels, as Trustee of the Voting Trust, has the power to vote such shares. During the past two years, Mr. Daniels engaged in the following transactions in the Company's securities:







     Mr. Daniels granted Mr. Stanzler stock appreciation rights with respect to 14,000 shares of the Company's common stock owned by Mr. Daniels. In addition, Mr. Daniels has agreed to indemnify Mr. Stanzler against certain liabilities, and to reimburse him for certain expenses, incurred in connection with the proxy contest.

     Mr. Daniels has a 1.69% interest in a limited partnership that owns the building leased to the Company through December 31, 1997. Rent payments to such partnership totaled $1,510,000 and $1,650,000 for 1997 and 1996, respectively.

                  THIS PROXY IS SOLICITED BY ROBERT L. DANIELS


                      PROJECT SOFTWARE & DEVELOPMENT, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                           Tuesday, February 10, 1998


     The undersigned hereby appoints ROBERT L. DANIELS as proxy to represent the undersigned at the Annual Meeting of Shareholders to be held at ________________ ___________________________________ on February 10, 1998, at 10:00 A.M., and at
any adjournment thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated below:



(1)  ELECTION OF DIRECTORS


     [_]      FOR ALAN L. STANZLER                [_]    WITHHOLD AUTHORITY
                                                         FOR ALAN L. STANZLER



(2)  RATIFY APPOINTMENT OF COOPERS & LYBRAND AS AUDITORS

     [_] For        [_] Against       [_] Abstain



(3) IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     The shares represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the Election of Alan
L. Stanzler as a director and FOR the appointment of Coopers & Lybrand as auditors.


Dated:  __________________, 1998





                                                 X_____________________________
                                                              Signature



(Please date, sign as name appears hereon, and return promptly. If the stock is registered in the names of two or more persons each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any change in your address alongside the address as it appears hereon.)